Exhibit 10.6

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

SUBLEASE AGREEMENT

BETWEEN

SEAGATE TECHNOLOGY (US) HOLDINGS, INC.

AND

SOLYNDRA, INC.

47700 KATO ROAD

1055 PAGE AVENUE

FREMONT, CALIFORNIA

FIRST AMENDMENT TO INDUSTRIAL

LEASE AND CONSENT TO SUBLEASE

Sublease Premises:	47700 Kato Road and 1055 Page Avenue, Fremont, California, as shown on Exhibit B to the Lease (defined below).
Date of Lease:	September 16, 2003
Date of Prior Lease Amendment(s): None
Date of Sublease:	January 24, 2007
Lessor:	Global Kato HG, LLC, a California limited liability company
Lessee:	Seagate Technology (US) Holdings, Inc., a Delaware corporation, as successor-in-interest to Maxtor Corporation, a Delaware corporation
Sublessee:	Solyndra, Inc., a Delaware corporation

This First Amendment to Lease and Consent to Sublease (“Consent”) dated as of January 24, 2007 (the “Effective Date”), is executed by and among Global Kato HG, LLC, a California limited liability company (“Lessor”), Seagate Technology (US) Holdings, Inc., a Delaware corporation (“Lessee”), and Solyndra, Inc., a Delaware corporation (“Sublessee”) in connection with a proposed Sublease Agreement dated January 24, 2007, by and between Sublessee and Lessee (“Sublease”) affecting the Sublease Premises, which Sublease Premises consists of the entire premises leased to Lessee pursuant to and more particularly described in that certain Industrial Lease dated September 16, 2003, by and between Lessor and Lessee (“Lease”). A true, correct and complete copy of the Sublease is attached hereto as Schedule : “1”.

Pursuant to that certain Industrial Lease (the “Future Lease”) dated January 24, 2007 between Lessor, as lessor, and Sublesee, as lessee, Lessor has leased to Sublessee and Sublessee has leased from Lessor the Project for a term that is scheduled to commence on September 30, 2011 at 12:00:01 a.m.: (the “Future Lease Commencement Date”).

1. Amendment of Lease. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree to amend the Lease as follows:

A. Paragraph 52 of the Lease (Option to Extend Term) is hereby deleted, and from and after the Effective Date, shall be null, void and of no further force or effect. Accordingly, Lessor and Lessee hereby agree that, unless the Lease shall be earlier terminated in accordance with its terms, the Term of the Lease shall expire at 12:00 midnight on September 30, 2011.

B. For so long as Solyndra, Inc., a Delaware corporation (“Solyndra”), a Successor (as defined in the Future Lease) of Solyndra or an Affiliate (as defined in the Future Lease) of Solyndra shall be the sublessee under the Sublease, Lessor agrees that, in addition to the Agreed Use (as defined in the Lease) described in the Lease, the Agreed Use of any portion of the Premises that is used and occupied by Solyndra, any Successor of Solyndra or any Affiliate of Solyndra shall include the manufacture, production, storage and distribution of solar panels and other related uses permitted under the Applicable Requirements (as defined in the Lease), including general office use. For the avoidance of doubt, (i) if Solyndra, a Successor of Solyndra or an Affiliate of Solyndra shall cease to be the sublessee under the Sublease, this Paragraph 1.B shall automatically become null and void and shall have no further force or effect and (ii) this Paragraph 1.B shall not apply to any portion of the Premises that is not used and occupied by Solyndra, a Successor to Solyndra or an Affiliate of Solyndra.

C. On the condition that, but only on the condition that, (i) the Future Lease shall be in full force and effect and all conditions to the Lessor’s obligations under the Future Lease have been fully satisfied or waived in writing by Lessor at the time that the term of the Lease shall expire (such that, upon expiration of the term of the Lease the term of the Future Lease shall commence) or (ii) the term of the Lease shall be terminated for any reason other than a Non-Qualifying Sublease Termination (as such term is defined in the Future Lease) and Lessor, as lessor, and Sublessee, as lessee, shall enter into an Interim Direct Lease (as defined in the Future Lease) (such that upon termination of the term of the Lease, the term of the Interim Direct Lease shall commence), Lessee shall be relieved of all of Lessee’s obligations, (a) under Paragraph 7.4(b) of the Lease to remove from the Premises any Lessee Owned Alterations and/or Utility Installations (as such term is defined in the Lease) that Lessee would otherwise be required to remove from the Premises upon such expiration or termination of the Lease pursuant to Paragraph 7.4(b) of the Lease and (b) under Paragraph 7.4(c) of the Lease to surrender to Lessor possession of Premises (it being agreed that, under such circumstances, Sublessee shall continue to occupy the Premises as the lessee under the Future Lease or Interim Direct Lease, as the case may be, and that, in such case, the terms on which Premises must be surrendered to Lessor, will be governed by the terms and conditions of the Future Lease and/or Interim Direct Lease, as the case may be. For the avoidance of doubt, if Solyndra, a Successor of Solyndra or an Affiliate of Solyndra shall cease to be the sublessee under the Sublease, this Paragraph 1.C shall automatically become null and void and shall have no further force or effect.

D. Lessor’s Property.

(i) The second paragraph of Paragraph 7.4(a) of the Lease is hereby amended and restated so as to read in its entirety as follows:

“The Parties acknowledge that all of the items of Lessor’s Property (defined below) are the property of Lessor; but that Lessee shall have a right, during the Term, to use the same for their intended purpose. Lessee shall not have the right to remove, modify or alter any item of Lessor’s Property without Lessor’s prior written consent, which consent may be conditioned upon, among other things, Lessee replacing any items of Lessor’s Property that might be removed with items of equal or greater value. As used in the Lease, “Lessor’s Property” means all of the existing components of the systems described in

Exhibit C, attached hereto, together with any and all additions, modifications and/or alterations to any such systems during the Term of this Lease; provided, however, that the Parties hereto agree that no Trade Fixtures that are installed by Lessee or Sublessee or any person or entity claiming under Lessee or Sublessee shall, in any case, be deemed to be Lessor’s Property.”

(ii) Exhibit C to the Lease is hereby deleted and the revised Exhibit C attached hereto as Schedule “4” is hereby substituted therefor (such that from and after the Effective Date, all references in the Lease to Exhibit C shall be deemed to refer to Schedule “4”, attached hereto).

2. Consent to Sublease. Lessor hereby consents to the sublease of the Sublease Premises to Sublessee pursuant to the Sublease (in the form attached hereto as Schedule “1”) upon the following express terms and conditions and Lessor, Lessee and Sublessee hereby agree as follows:

A. Neither the Sublease nor this Consent shall: (i) except to the extent expressly provided in Paragraph 1.C, above, release or discharge Lessee from any liability, whether past, present or future, under the Lease; (ii) operate as Lessor’s consent to be bound by or approval of any of the terms, covenants, conditions, provisions or agreements of the Sublease, and Lessor shall not be bound thereby; (iii) be construed to, (1) except to the extent expressly provided in Paragraph 1, above, modify, waive, release or otherwise affect any of the terms, covenants; conditions, provisions or agreements of the Lease, (2) waive any breach of the Lease; (3) except to the extent expressly provided in Paragraphs 1.B and 1.C, above, waive any of the rights as Lessor under the Lease, (4) enlarge or increase the obligations of Lessor under the Lease, or (5) except to the extent expressly provided in Paragraph 1.B, above, enlarge or increase Sublessee’s rights and benefits in excess of the rights and benefits of Lessee under the Lease, (iv) be construed as a consent by Lessor to, (1) except to the extent expressly provided in Paragraph 2.1, below, any further Transfer (as defined in the Lease) either by Lessee or by Sublessee, whether or not the Sublease purports to permit the same, (2) any extension of the term of the Sublease beyond the initial term set forth therein, (3) any change in size (either an expansion or contraction) of the Sublease Premises from the size set forth in the Sublease (all of which shall require the consent of Lessor); (v) except to the extent expressly permitted under Paragraph 2.E.(i), below, be construed as a consent to any improvement or alteration to or the Sublease Premises (and prior to the undertaking by Lessee or Sublessee of any improvement or alteration to or in the Sublease Premises, Lessee shall obtain Lessor’s prior written consent as provided for under the Lease), or (vi) except to the extent expressly permitted under Paragraph 2.E(ii), below, be construed as a consent to any Reportable Use of any Hazardous Substances (and prior to the undertaking by Lessee or Sublessee of any Reportable Use, Lessee shall obtain Lessor’s prior written consent as provided for under the Lease).

B. The Sublease is subordinate to the Lease and is subject and subordinate to all of its terms, covenants, conditions, provisions and agreements. Subject to the term of this Consent, Sublessee hereby agrees to perform faithfully and be bound by all of the terms, covenants, conditions, provisions and agreements of the Lease (provided, however, that Sublessee shall not be liable for any defaults under the Lease caused by the acts or omissions of Lessee (and/or its predecessors-in-interest and/or successors-in-interest) or for any liabilities of Lessee (and/or its predecessors-in-interest and/or successors-in-interest) under the Lease for payment of Rent).

C. In the event of a Default (as defined in the Lease) by Lessee under the Lease, the rent due from Sublessee under the Sublease shall be deemed assigned to Lessor, and Lessor shall have the right, but not the obligation following such Default, to give notice of such assignment to Sublessee, in which case Sublessee shall pay directly to Lessor the rent due from Sublessee under the Sublease. Lessor shall credit Lessee with any rent received and retained by Lessor under such assignment, but the acceptance of any payment on account of rent from Sublessee as the result of any such Default shall in no manner whatsoever be deemed an attornment by Sublessee to Lessor, or serve to release Lessee from any liability under the terms, covenants, conditions, provisions or agreements under the Lease. Lessee shall not be released from any liability under the Lease, nor shall any liability of Lessee be decreased, because of Lessor’s failure to give notice of default under or in respect of any of the terms, covenants, conditions, provisions or agreements of the Lease or because of Lessor’s direct conversations, communications or other dealings with Sublessee.

D. The term of the Sublease shall expire and come to an end on its expiration date or any premature termination date thereof or concurrently with any premature termination of the Lease for any reason, in which case, subject to the provisions of the Future Lease (including, without limitation, Paragraph 54 of the Future Lease) and of this Paragraph 2.D, Sublessee shall immediately vacate the Sublease Premises and surrender possession thereof to Lessor. Notwithstanding the foregoing, if the Lease shall be terminated by Lessor due to a Breach (as defined in the Lease) by Lessee and at such time the Future Lease is not in full force and effect, by written notice to Sublessee, Lessor may elect not to terminate the Sublease and to succeed to Lessee’s interest in the Sublease, in which case (i) Sublessee (a) shall be bound to Lessor under the terms, covenants and conditions of the Sublease for the balance of the term thereof remaining with the same force and effect (as if Lessor were the sublessor under the Sublease) and (b) shall attorn to Lessor as its landlord upon the succession of Lessor to the interest of Lessee under the Sublease (and upon request, Sublessee shall execute and deliver any commercially reasonable instruments required to evidence such attornment) and (ii) Lessor, if it has sent such notice, shall accept such attornment subject to the limitations contained in this Consent. In such case, notwithstanding anything to the contrary in the Sublease, Lessor shall not be: (1) liable for any acts or omissions of Lessee; or (2) subject to any offsets or defenses previously accrued in favor of Sublessee against Lessee; (3) liable for any consequential damages attributable to any acts or omissions of Lessee; or (4) obligated to give Sublessee a credit for or acknowledge (x) any rent, security deposit or any other sums which Sublessee has paid to Lessee (except to the extent that all Rent (as defined in the Lease) payable from Lessee to Lessor under the Lease shall be paid and Lessor shall actually receive from Lessee any amounts that Lessor shall actually acknowledge constitute amounts that are payable by Sublessee to Lessor (as opposed to Lessee) under the Sublease following Lessor’s succession to Lessee’s interest in the Sublease) or (y) or for any security deposit that Lessee may have deposited with Lessor.

E. Initial Alterations; Hazardous Substances.

(i) Any and all Alterations and/or Utility Installations that Lessee or Sublessee may desire to construct and/or install in, on or at the Premises during the term of the Sublease shall, to the extent required under the Lease, require the prior written consent of Lessor (which shall be granted or withheld in accordance with the standards set forth in Paragraph 7.3 of the Lease) and shall be subject to all of the other terms and conditions of the Lease (including, without limitation, all of the terms and conditions of Paragraph 7.3 of the Lease). Lessor agrees that Lessor shall not withhold its consent to any Alterations and/or Utility Installations initially proposed by Sublessee (the “Initial Solyndra Improvements”) solely because such Initial Solyndra Improvements are of a type that is described on Schedule “2”, attached hereto (and Lessor hereby approves in concept the types of Alterations and/or Utility Installations that are described on Schedule “2”, attached hereto); provided, however, that each of Sublessee and Lessee acknowledges and agrees that it understands that, notwithstanding anything to the contrary in this Consent, (a) all of the plans specifications for the Initial Solyndra Improvements shall remain subject to Lessor’s review and approval pursuant to the Lease for all other aspects of the Initial Solyndra Improvements (including, without limitation, with respect the manner and/or method in which Sublessee proposes to make and/or the materials Sublessee proposes to use in making any of the Alterations and/or Utility Installations described on Schedule “2”, attached hereto) and/or and (b) that Lessor shall not be obligated to make any changes, alterations, or upgrades to any portion of the Project, the Building, the Building Structure, any of the Building systems (including, without limitation, to any of the mechanical, electrical and plumbing systems serving the Premises), or to otherwise incur any costs or expenses with respect to any of the Initial Solyndra Improvements. In addition, Lessor acknowledges that the Initial Solyndra Improvements will involve modifications, alterations and/or additions to, and or removal of certain of the existing Lessor’s Property, and Lessor agrees that, subject to Lessor’s rights to review and approve all of the plans and specifications for the Initial Solyndra Alterations (as described above), Lessor will not withhold its consent to any Initial Solyndra Improvements solely because such Initial Solyndra Improvements will involve modifications, alterations and/or additions to, and or removal of certain of the existing Lessor’s Property (and Lessor hereby approves in concept any modifications, alterations and/or additions to, and or removal of certain of the existing Lessor’s Property that might reasonably be required in connection with the types of Alterations and/or Utility Installations that are described on Schedule “2”, attached hereto). Subject to the terms and conditions of the Future Lease, except as expressly provided otherwise in Paragraph 1.C of this Consent, nothing in this Consent shall limit or otherwise affect Lessor’s rights (which rights are expressly reserved) under Paragraph 7.4(b) of the Lease, to require any and all Alterations and/or Utility Installations (including, without limitation, the Initial Solyndra Improvements) that are made by Sublessee, Lessee and/or any person or entity claiming though Sublessee and/or Lessee to be removed from the Premises upon the expiration or termination of the Term of this Lease.

(ii) Except for the Hazardous Substances and activities described in the completed Environmental Exposure Questionnaire (“Environmental Questionnaire”) attached hereto as Schedule “3” which is incorporated herein by this reference (which Lessor hereby approves on condition that Sublessee agrees to comply with, observe and be bound by (during the term of the Sublease) all of the terms and conditions of Paragraph 6.2 of the Lease, Paragraph 6.2(g) of the Future Lease and of this Paragraph 2.E(ii)), Sublessee shall not engage in any activity in, on, under or about the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor, which consent may be given or withheld in Lessor’s sole but good faith discretion (provided, however, that during the term of the Sublease, Lessor shall not unreasonably withhold its consent to any Reportable Use by Sublessee of any Hazardous Substances that are customarily used in (in customary amounts) the manufacture of solar panels), and timely compliance (at the expense of Sublessee and/or Lessee (and at no expense to Lessor)) with all Applicable Requirements. For the avoidance of doubt, Sublessee agrees that, on January 1 of each calendar year after the Effective Date, Sublessee shall deliver to Lessor, for Lessor’s review and approval (to the extent required under the Lease) an updated Environmental Questionnaire fully and accurately completed by Sublessee (and by any transferee of Sublessee occupying or using any portion of the Premises).

F. Lessee and Sublessee each represent and warrant to Lessor that neither Lessee nor Sublessee have dealt with any broker other than Colliers International, representing Sublessee, and Jones Lang LaSalle/Colliers International, representing Lessee, whose fees are, in each case, to be paid by Lessee pursuant to one or more separate agreements. Lessee and Sublessee covenant and agree that under no circumstances shall Lessor be liable for any brokerage commission or other charge or expense in connection with the Sublease, and Lessee and Sublessee each agree to indemnify Lessor against the same and against any cost or expense (including, but not limited to, attorneys’ fees) incurred by Lessor in resisting any claim for any such brokerage commission or other charge or expense.

G. Lessee hereby agrees to send to Sublessee copies of all notices which Lessor may send to Lessee asserting any fact which constitutes a Default or a Breach (as defined in the Lease), or which may, with the passage of time, become a Default or a Breach under the Lease. Any notices, consents or demands given pursuant to this Consent by the parties hereto shall be in writing. Unless otherwise required by law or governmental regulation, any such notice, consent or demand shall be provided in the manner described in the Lease, (i) if to Lessor, at the address indicated below or to such other address or notice party as Lessor may from time-to-time designate by notice in writing to Sublessee, or (ii) if to Sublessee, at the address indicated below or to such other address or notice party as Sublessee may from time-to-time designate by notice in writing to Lessor. Any such notice shall be deemed given as provided in the Lease. For purposes of this Paragraph, Lessor’s address shall be:

Global Kato HG, LLC

c/o Digital Realty Trust, L.P.,

600 W. 7th Street, Suite 510

Los Angeles, California 90071

Attn: Danny Lane

with a copy to:

200 Paul, LLC

c/o Digital Realty Trust, L.P.

560 Mission Street, Suite 2900

San Francisco, CA 94105

Attn: General Counsel

Fax No. (415) 738-6501

and with a copy to:

Paul, Hastings, Janofsky & Walker LLP

515 S. Flower Street, 25th Floor

Los Angeles, CA 90071

Attention: David B. Lambert, Esq.

Fax No. (213) 627-0705

and Sublessee’s address shall be:

At the Sublease Premises

Attn.: Chief Financial Officer

with a copy to:

Solyndra, Inc.

3260 Scott Boulevard

Santa Clara, Inc.

Attn: Chief Financial Officer

H. Pursuant to Section 12.2(a) of the Lease, Lessor’s consent to the Sublease as provided herein is conditioned upon the payment to Lessor by Lessee of the amount of (i) $2,000.00 and (ii) the reasonable out of pocket costs (including attorney’s fees) actually incurred by Lessor (in an amount not to exceed $2,500.00) in connection with Lessor’s review of the Sublease and its consent thereto. Amounts required to be paid by Lessee to Lessor pursuant to the foregoing sentence shall be delivered by Lessee to Lessor together with Lessee’s executed counterpart of this Consent. In addition, pursuant to Section 12.3(e) of the Lease, Lessor is entitled to 50% of the consideration received by Lessee in connection with the Sublease in excess of the sum of (a) the Rent payable by Lessee under the Lease plus (b) Lessee’s reasonable, out of pocket expenses for marketing, brokerage commissions and legal fees in connection with the Sublease, which amounts (if any) shall be paid to Lessor pursuant to the provisions of the Lease.

I. This Consent is not assignable, nor shall this Consent be deemed a consent to any amendment, modification, extension or renewal of the Sublease without Lessor’s prior express written consent; provided, however, that notwithstanding the foregoing, Lessor agrees (i) that all of (but not less than all of) Sublessee’s interest in this Consent (and in the Sublease) may be transferred to a Successor (as defined in the Future Lease) of Sublessee without the prior consent of Lessor, but upon fifteen (15) days prior written notice to Lessor, (ii) agrees that Sublessee shall have the right to sub-sublease any portion of the Premises to its Affiliates (as defined in the Future Lease) without the prior written consent of Lessor, and (iii) nothing in this Consent shall limit Lessee’s rights under Paragraph 12.1(c) of the Lease to assign its interest in the Lease without the prior written consent of Lessor (subject to all of the terms and conditions of Paragraph 12.1(c) of the Lease).

J. This Consent constitutes the entire agreement by and between Lessor, Lessee and Sublessee regarding the subject matter hereof, and supersedes any other agreement or representation, written or oral, that either party may hereinafter assert or allege exist regarding the subject matter hereof. Except as expressly modified by Paragraph 1 of this Consent, the Lease remains in full force, except as amended by Paragraph 1 of this Consent, and each of Lessor and Lessee hereby ratifies and reaffirms the Lease as amended by this Consent. The execution of a copy of this Consent, without change or modification, by Lessee and by Sublessee, and the payment by Lessee of the amounts described in the first sentence of Paragraph H, above, shall each be a condition precedent to the effectiveness of this Consent, and (i) shall indicate each of Sublessee’s and Lessee’s confirmation of the foregoing conditions and agreement to be bound thereby and (ii) shall constitute Sublessee’s acknowledgment that it has received a copy of the Lease from Lessee. This Consent shall not be effective unless and until executed by all of the parties, and when fully executed shall bind and inure to the benefit of all successors and assigns of each party. In the event of any conflict between the Sublease and the Lease, or between the Sublease and this Consent, as between Lessor and Lessee and/or Sublessee, the Lease or this Consent, as applicable, shall prevail. Each of Lessee, Sublessee and Lessor hereby covenants and warrants that the respective party has full right and authority to enter into this Consent and that the person signing on behalf of such party is authorized to do so.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Consent as of the date and year first above written.

LANDLORD:

GLOBAL KATO HG, LLC
a California limited liability company

By:	DIGITAL REALTY TRUST, L.P. a Maryland limited partnership, its manager

	By:	DIGITAL REALTY TRUST, INC., a Maryland corporation, its general partner

		By:	/s/ James R. Trout
		Name:	James R. Trout
		Title:	Senior Vice President

TENANT:

SEAGATE TECHNOLOGY (US) HOLDINGS, INC, a Delaware corporation

By:
Name:
Title:

SUBTENANT:

SOLYNDRA, INC., a Delaware corporation

By:
Name:
Title:

Signature Page

47700 Kato Rd.

Seagate Inc. – Solyndra, Inc. – Consent to Sublease

IN WITNESS WHEREOF, the parties hereto have executed this Consent as of the date and year first above written.

LESSOR:

GLOBAL KATO HG, LLC
a California limited liability company

By:		DIGITAL REALTY TRUST, L.P.
a Maryland limited partnership,
its manager

	By:	DIGITAL REALTY TRUST, INC.,
a Maryland corporation,
its general partner

By:
Name:
Title:

LESSEE:

SEAGATE TECHNOLOGY (US) HOLDINGS, INC,
a Delaware corporation

By:		/s/ Patrick J. O’Malley
Name:		Patrick J. O’Malley
Title:		SVP Finance & Treasurer

SUBLESSEE:

SOLYNDRA, INC.,
a Delaware corporation

By:
Name:
Title:

47700 Kato Rd.

Seagate Inc. – Solyndra, Inc. – Consent to Sublease

IN WITNESS WHEREOF, the parties hereto have executed this Consent as of the date and year first above written.

LANDLORD:

GLOBAL KATO HG, LLC
a California limited liability company

By:		DIGITAL REALTY TRUST, L.P.
a Maryland limited partnership,
its manager

	By:	DIGITAL REALTY TRUST, INC.,
a Maryland corporation,
its general partner

By:
Name:
Title:

TENANT:

SEAGATE TECHNOLOGY (US) HOLDINGS, INC,
a Delaware corporation

By:
Name:
Title:

SUBTENANT:

SOLYNDRA, INC.,
a Delaware corporation

By:		/s/ Chris Gronet
Name:		Chris Gronet
Title:		CEO

Signature Page

47700 Kato Rd.

Seagate Inc. – Solyndra, Inc. – Consent to Sublease

SCHEDULE “1”

Sublease

[*attached*]

1

SCHEDULE “2”

General Scope of Initial Solyndra Alterations and/or Utility Installations

Subject to all of the provisions of the Lease, the scope of the initial Alterations and/or Utility Installations that it is anticipated that Solyndra will construct and/or install in, on, or at the Premises may include all of the following; provided, however, that the location and the manner in which any of the following items shall be constructed and/or installed shall be subject to the prior approval of Lessor in accordance with the Lease.

47700 Kato Road:

[***]

1055 Page Avenue:

[***]

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

1

SCHEDULE “3”

Completed Environmental Questionnaire

[attached]

1

SCHEDULE “4”

Revised Exhibit C to Lease – Lessor’s Property

[***]

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

1

EXHIBIT “E”

[INTENTIONALLY OMITTED]

E-1

EXHIBIT “F”

FORM OF MEMORANDUM OF LEASE AND LESSEE’S RIGHT OF FIRST OFFER TO

PURCHASE

[attached]

F-1

Recording Requested by and

When Recorded Mail to:

Michael Rausch, Esq.

Jones Day

77 West Wacker

Suite 3500

Chicago, Illinois 60601

(Space above this line for Recorder’s Use)

MEMORANDUM OF LEASE

This Memorandum of Lease (this “Memorandum”) is made and entered into as of the 24th day of January, 2007, by and between GLOBAL KATO HG, LLC, a California limited liability company (“Owner”) and SOLYNDRA, INC., a Delaware corporation (“Lessee”).

WITNESSETH

WHEREAS, Owner and Lessee entered into that certain Industrial Lease (as amended, modified or supplemented from time to time, the “Lease”) dated as of January 24, 2007, pursuant to which Owner agreed to lease to Lessee (i) the land (the “Land”) located at and commonly known as 47700 Kato Road and 1055 Page Avenue, Fremont, California and described on Exhibit A attached hereto, and (ii) all improvements located on the Land, including that certain industrial building containing approximately 183,050 square feet (the Land and the improvements located thereon shall be referred to herein as the “Property”).

WHEREAS, pursuant to the terms of the Lease, Owner has leased to Lessee and Lessee has leased from Owner the Property for a term commencing as of September 30, 2011 (the “Commencement Date”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Provisions of Lease. Pursuant to and subject to the provisions of the Lease, Owner has leased to Lessee the Property.

2. Term of the Lease. Subject to terms and conditions set forth in the Lease, the term of the Lease shall be for a period of approximately five (5) years, commencing on the Commencement Date and expiring on September 30, 2016. Subject to terms and conditions set forth in the Lease, Lessee shall have [***] to extend the Term with respect to the Property for consecutive periods of [***] each.

3. Purchase Option. Subject to the terms and conditions set forth in Lease, Lessee shall have a right of first offer to purchase the Property commencing as of the Commencement Date and expiring on that date on which the term of the Lease expires or is earlier terminated.

4. Interim Direct Lease. Subject to terms and conditions set forth in the Lease, under certain circumstances set forth in the Lease, Lessee and Owner shall enter into an Interim Direct Lease (as defined in the Lease) for the Property prior to the Commencement Date and for a term that expiring on September 29, 2011.

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

5. Terms. Unless the context clearly requires otherwise, the singular includes the plural, and vice versa, and the masculine, feminine and neuter adjectives and pronouns include one another.

6. Captions. The captions of Sections are for convenient reference only and shall not be deemed to limit, construe, affect, modify or alter the meaning of such Sections.

7. Applicable Law. This Memorandum shall be governed in all respects by the laws of the State of California (without regard to its conflicts of laws principles).

8. Counterparts. This Memorandum may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute one and the same Memorandum.

[Signature Page Follows]

IN WITNESS WHEREOF, Lessee and Owner have caused this Memorandum of Lease to be executed and delivered as of the day and year first above written.

LESSEE:

SOLYNDRA, INC., a Delaware corporation

By:	/s/ Chris Gronet
Name:	Chris Gronet
Its:	CEO

OWNER:

GLOBAL KATO HG, LLC, a California limited liability company

	By:	DIGITAL REALTY TRUST, L.P.
a Maryland limited partnership
its manager

		By:	DIGITAL REALTY TRUST, Inc.,
a Maryland corporation
its general partner

By:
Name:
Its:

IN WITNESS WHEREOF, Lessee and Owner have caused this Memorandum of Lease to be executed and delivered as of the day and year first above written.

LESSEE:

SOLYNDRA, INC., a Delaware corporation

By:
Name:
Its:

OWNER:

GLOBAL KATO HG, LLC, a California limited liability company

	By:	DIGITAL REALTY TRUST, L.P.
a Maryland limited partnership
its manager

		By:	DIGITAL REALTY TRUST, Inc.,
a Maryland corporation
its general partner

		By:	/s/ James R. Trout
		Name:	James R. Trout
		Its:	Senior Vice President

STATE OF CALIFORNIA	)
) ss.
COUNTY OF SANTA CLARA	)

On 19 JANUARY 2007, before me, WILLIAM F. BRONNER, a Notary Public in and for said state, personally appeared CHRIS GRONET, ~~personally known to me~~ (or proved to me on the basis of satisfactory evidence) to be the person~~(s)~~ whose name~~(s)~~ is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/~~her/their~~ signature~~(s)~~ on the instrument, the person, or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

/s/ William F. Bronner
Notary Public in and for said State

(SEAL)

STATE OF CALIFORNIA	)
) ss.
COUNTY OF Los Angeles	)

On February 1, 2007, before me, Tiffani Nicole Smith, a Notary Public in and for said state, personally appeared James R. Trout, personally known to me ~~(or proved to me on the basis of satisfactory evidence)~~ to be the person~~(s)~~ whose name~~(s)~~ is/~~are~~ subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/~~her/their~~ signature~~(s)~~ on the instrument, the person, or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Tiffani Nicole Smith
Notary Public in and for said State

(SEAL)

STATE OF CALIFORNIA	)
) ss.
COUNTY OF	)

On                 , before me,                 , a Notary Public in and for said state, personally appeared                 , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person, or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public in and for said State

(SEAL)

This instrument prepared by:

Michael Rausch, Esq.

Jones Day

77 West Wacker

Suite 3500

Chicago, Illinois 60601